FORWARD FUNDS

Supplement dated June 16, 2010

to the

Forward Funds Class A shares, Class B shares, Class C shares and Class M shares Prospectus

(“the Prospectus”)

dated May 1, 2010

Effective as of May 1, 2010, the following information replaces the second paragraph and chart under the heading “SALES CHARGES/Class A Shares” on page 120 of the Prospectus:

For the Forward Income Allocation Fund, the maximum sales charge on the purchase of Class A shares is 3.75% of the offering price. The offering price is the NAV per share plus the applicable front-end sales charge. The current sales charges for the Forward Income Allocation Fund are:

	Sales Charge as a Percentage of:		Dealer’s Concession (as a % of Offering Price)
Dollar Amount Invested	Offering Price	NAV
Less than $100,000	3.75%	3.90%	3.25%
$100,000 - $249,999.99	3.50%	3.63%	3.00%
$250,000 - $499,999.99	2.50%	2.56%	2.10%
$500,000 to $749,999.99	2.00%	2.04%	1.75%
$750,000 to $999,999.99	1.50%	1.52%	1.25%
$1,000,000 & Above	0.00%	0.00%	up to 0.50%

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP INCALL 06162010